Exhibit 99.1

 Overview & Investment Highlights 4th Annual ROTH Utah Active & Healthy Lifestyle Corporate Access EventDecember 10, 2015  1

 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, new store openings, operating results or earnings, constitute forward-looking statements under the federal securities laws and not statements of historical fact. The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive," or similar words, or negatives of these words, identify forward- looking statements. We qualify any forward-looking statements entirely by these cautionary factors. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:the cost of our principal food products and supply and delivery shortages and interruptions; labor shortages or increased labor costs; changes in demographic trends and consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, produce, or other foods or the effects of food-borne illnesses, such as E. coli, “mad cow disease” and avian influenza or “bird flu”; competition in our markets, both in our business and in locating suitable restaurant sites; our operation and execution in new and existing markets; expansion into new markets, including foreign markets; our ability to attract and retain qualified franchisees and our franchisees’ ability to open restaurants on a timely basis; our ability to locate suitable restaurant sites in new and existing markets and negotiate acceptable lease terms; the rate of our internal growth and our ability to generate increased revenue from our existing restaurants; our ability to generate positive cash flow from existing and new restaurants; fluctuations in our quarterly results due to seasonality; increased government regulation and our ability to secure required government approvals and permits; our ability to create customer awareness of our restaurants in new markets; the reliability of our customer and market studies; cost effective and timely planning, design and build out of restaurants; our ability to recruit, train and retain qualified corporate and restaurant personnel and management; market saturation due to new restaurant openings; inadequate protection of our intellectual property; our ability to obtain additional capital and financing; adverse weather conditions which impact customer traffic at our restaurants; and adverse economic conditions. Further information regarding factors that could affect our results and the statements made herein are included in our filings with the Securities and Exchange Commission. Additional information is available on the Cosi, Inc. website at www.getcosi.com.Copies of this deck will be available on the Così® Website at: www.ir.getcosi.com  2

 Company Overview   3  Fast Casual Restaurant Company Headquartered in Boston, MAFounded in 1989IPO in 2002Menu Offerings: Salads, sandwiches, melts, soups, flatbread pizzas, bowls, snacks, desserts and beveragesCurrently 79 Company-owned and 31 franchise-owned restaurants Operating in 16 states, the District of Columbia, the United Arab Emirates, and Costa RicaRJ Dourney purchases 3 Cosi® restaurants in 2005 and establishes Hearthstone Associates

Company Overview

- The “Hearthstone Model” is born and becomes the foundation to grow a profitable business
  - Excels and grows a Cosi® economic model that works
  - 8 years of positive comparable restaurant sales growth
  - Consistently strong unit-level economics
  - Grows 13 profitable restaurants in Massachusetts
- RJ Dourney becomes Cosi® Inc.’s CEO in April 2014
- Cosi® and Hearthstone Associates complete merger in April 2015

COSÌ® 4

Investment & Turnaround Highlights

- Turnaround strategy is grounded on implementing and replicating Hearthstone's operating and economic model
  - Speed
  - Order Accuracy
  - Hospitality
  - Cleanliness
  - Financial Accountability
- Disciplined investment in our restaurants
- Integrated Operating, Financial Management, and Culture standards
- Cash flow preservation and growth
- Drive new traffic
- Grow the franchise system
- Restaurant portfolio management plan underway to achieve positive EBITDA between Q2 and Q3 2016

6

 Restaurant Portfolio: An Economic Model That Works  7  Total Portfolio has improved 880 basis points and is poised to continue improving cash flows:1st Quartile has improved cash flow by 650 basis points and is on track to mirror Hearthstone’s results2nd Quartile has improved cash flow by 940 basis points and is on track to deliver double digit cash flows3rd Quartile has improved cash flow by 640 basis points and is on track to turn cash flow positive4th Quartile has improved 680 basis points, but continues to burn cash at levels that require immediate action  1Q-3Q 2015 Financial Performance Quartiles   An economic model that works is evidenced by the performance of 75% of our restaurant portfolio over the last three quarters in 2015

 Restaurant Portfolio: Cash Flow Improvement Strategy   8  Excluding the current units in the bottom 25%, the total portfolio would have generated an additional:680 basis points in cash flows in 1Q 2015390 basis points in 2Q 2015520 basis points in 3Q 2015  The impact of the cash burn generated by the restaurants currently in the 4th Quartile is illustrated by restating the actual cash flows to exclude the units currently in the bottom 25% of our portfolio  1Q-3Q 2015 - RESTATED

Restaurant Portfolio: Cash Flow Improvement Strategy

- Actively working to eliminate the cash burn from the restaurants in the bottom 25% and shift the portfolio to cash generation in 2016
- Five concurrent strategies
  - Aggressively improve margins
  - Exit locations where leases are now due
  - Explore early exits with landlords at minimal cost
  - Negotiate lease transfers with third parties looking to penetrate the markets
  - Explore opportunities to re-franchise if opportunities present themselves
- **Progress Update**
  - Marked improvements in restaurant cash flows in P10 and P11 across all Quartiles
    - The most significant improvements were in the 3rd and 4th Quartiles
  - Marked decrease in cash burn rate 4Q to date
  - Four units are confirmed to close between now and mid-2016
  - Multiple units in active negotiations with a target close no later than March 2016
  - Conversations are in progress with third parties to explore lease take-overs

9

 G&A Costs: Cash Flow Improvement Strategy   10  Significantly reduce G&A cash expenses in 2016 from the 2015 run rate of approximately $10.1 million Re-define the culture and mindset of our support structures to align with our aspiration to be entrepreneurial, nimble, and resourcefulProgress UpdateOn track to kick off 2016 with an annual G&A cash expense level of $7.8 million Positioned to reduce an additional $0.8 million contingent upon the direction of other strategic opportunitiesCultural rejuvenation efforts have kicked off with positive feedback and momentumFunctional teams have been restructured and eleven roles have been closed

Marketing: Driving New Traffic

- Guest Experience, Brand Positioning & Media
  - Intense focus on elevating guest experience and building relationships with guests
  - Owning brand story and point of differentiation and creating appealing and relevant in-store creative
  - Communicating message through all key touchpoints that resonate with guests
  - Leveraging non-traditional media to drive trial and repeat visits leveraging relevant brand messaging and compelling creative
- #feedthecity
  - Reintroducing Cosi® to NYC guests
  - Motivating trial by treating guests to signature Cosi® sandwiches
  - Staying committed to giving back to community through donations to food bank
- **Progress Update**
  - #feedthecity attracted approximately 30,000 visits which drove incremental new transactions post-promotion
  - The digital component of the promotion will continue to propagate new messaging in NYC, as well as Chicago and Boston Dec. 1-22 and Jan. 4-15

COSI® 11

Domestic & Int'l Franchise Development: System Growth

- Future Outlook
  - Conversations with 1-4 potential new franchise partners are making progress
  - Domestic potential of 500+ units in the next 5-7 years
  - International potential of 100 units in Central & South America in the next 5-7 years
- Projected Openings in 2016
  - Domestic
    - 8-10 new units by current franchisees
    - 1 unit from a new development agreement being finalized for Florida across 3 counties
  - International
    - 1 unit in Panama from a new development agreement being finalized
- **Progress Update**
  - Ongoing conversations with potential new franchisees

COSÌ 12

3Q 2015 Financial Results  Financial Summary ($’s in thousands)*   13  * Results may be slightly affected by rounding differences. For more detail please refer to the Company’s 2015 3Q Form 10-Q available in our website at www.getcosi.com

 3Q 2015 Financial Results  Reconciliation of Non-GAAP Measures to Net Income ($’s in thousands)*   14  * Results may be slightly affected by rounding differences